UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 4, 2012
Entergy Louisiana, LLC
(Exact name of registrant as specified in its charter)

Texas	1-32718	75-3206126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
446 North Boulevard, Baton Rouge, Louisiana		70802
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(800) 368-3749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amended Current Report on Form 8-K/A to the Current Report on Form 8-K initially filed by Entergy Louisiana, LLC on December 4, 2012 (the “Current Report”) is being filed solely to refile Exhibit 5.07 to the Current Report.

No changes are being made hereby to Item 8.01 of the Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
*4.08	Supplemental Indenture establishing the terms of the Bonds.
*5.06	Opinion of Morgan, Lewis & Bockius LLP with respect to the Bonds.
5.07	Opinion of Dawn Balash, Esq., Senior Counsel, Corporate and Securities of Entergy Services, Inc., with respect to the Bonds.
*5.08	Opinion of Duggins Wren Mann & Romero, LLP, with respect to the Bonds.

* Previously filed as the same exhibit to the Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
(Registrant)
Date December 4, 2012
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer